Exhibit 10.2

TERMINATION OF THE FINOVA GROUP SEVERANCE TRUST AGREEMENT

WHEREAS, Finova Group, Inc. (the “Grantor”) established the FINOVA Severance Trust Agreement (the “Trust”) effective November 1, 2003; and

WHEREAS, pursuant to Exhibit D of the Trust, the undersigned is an authorized signatory on behalf of the Grantor; and

WHEREAS, the terms of the Trust provide that upon satisfaction of all Severance Obligations, the Grantor shall be entitled to receive all Trust Assets remaining in the Trust, upon presentation to the Trustee of an Affidavit of the Plan Administrator stating that all Beneficiaries claims to Severance Obligations have been satisfied or eliminated; and

WHEREAS, the Grantor has determined to cause any remaining Severance Obligations to be satisfied by causing any remaining beneficiaries who remain employed by Grantor to receive payment of any Severance Obligations in advance of such beneficiaries future termination date, provided that such amounts shall be paid following January 1, 2008; and

WHEREAS, the Company has been advised by counsel that the above described actions will be permissible under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), provided the Company causes any Severance Obligations to be following January 1, 2008; and

NOW, THEREFORE, BE IT RESOLVED, that the Grantor shall cause all remaining employees eligible to receive any Severance Obligations as soon as practicable following January 1, 2008; and

RESOLVED, that the Grantor shall take all actions necessary to cause the Trust to be terminated on the earliest date following payment of all Beneficiaries thereunder;

RESOLVED, that the Plan Administrator and such other proper personnel, as appropriate, be, and hereby are, authorized to cause to be executed as may be required under the Trust such certificates, powers of attorney, affidavits, agreements, assignments, documents, releases, and instruments as are required in connection with the termination of the Trust and the receipt by the Grantor of any reversionary interest in accordance with Section 10 of the Trust.

IN WITNESS WHEREOF, the undersigned has executed this written consent as of this 12th day of November, 2007.

THE FINOVA GROUP, INC.

By:	/s/ Thomas E. Mara
Title:	Chief Executive Officer

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